LORD ABBETT BOND-DEBENTURE FUND, INC.

SUPPLEMENT DATED APRIL 13, 2007 TO THE

PROSPECTUSES DATED MAY 1, 2006

(CLASSES A, B, C, P & Y)

The first paragraph of the section titled “The Fund – Principal Strategy” is replaced in its entirety with the following:

To pursue its goal, the Fund, under normal circumstances, will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds, debentures and other fixed income securities.  The Fund will provide shareholders with at least 60 days’ notice of any change in this policy.  The Fund allocates its assets principally among fixed income securities in four market sectors:  U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities.  These securities may include:  all types of bonds, debentures, mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants and emerging market debt securities.  Under normal circumstances, the Fund invests in each of the four sectors described above.  However, the Fund may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Fund’s net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents.  The Fund may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments.  Common stocks, the most familiar type of equity security, represent an ownership interest in a company.  The Fund may invest up to 20% of its net assets in foreign securities.